Discontinued Operations (Tables)	12 Months Ended
Sep. 30, 2014
Discontinued Operations
Net Revenue and Loss before Income Taxes for Discontinued Operations

The net revenue and loss before income taxes for the Company’s discontinued operations for the periods presented is as follows (in thousands):

	Year ended September 30,
	2014	2013	2012
Net revenue	$13,425	$18,483	$22,222
Income (loss) before income taxes	(2,259)	(3,244)	400